                                                                    EXHIBIT 99.3

                        CERTIFICATION OF PERIODIC REPORT



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, the undersigned officer of ARI Network Services, Inc. (the "Company"), hereby certifies that:

         (1) the Company's Annual Report on Form 10-K for the quarter ended July 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 13, 2002
       --------------------------------

                                               /s/ TIMOTHY SHERLOCK
                                               --------------------------------
                                               Name:  Timothy Sherlock
                                               Title:  Chief Financial Officer